Exhibit 21.1

SUBSIDIARIES OF YUM! BRANDS, INC.
AS OF DECEMBER 25, 2010

State or Country of
Name of Subsidiary	Incorporation

ABR Insurance Company	Vermont
A&W Restaurants, Inc.	Michigan
ACN 002 543 286 Pty. Ltd.	Australia
ACN 002 812 151 Pty. Ltd.	Australia
ACN 003 007 690 Pty. Ltd.	Australia
ACN 003 190 163 Pty. Ltd.	Australia
ACN 003 190 172 Pty. Ltd.	Australia
ACN 003 273 854 Pty. Ltd	Australia
ACN 004 240 046 Pty. Ltd.	Australia
ACN 005 041 547 Pty. Ltd.	Australia
ACN 009 064 706 Pty. Ltd.	Australia
ACN 010 355 772 Pty. Ltd.	Australia
ACN 054 055 917 Pty. Ltd.	Australia
ACN 054 121 416 Pty. Ltd.	Australia
ACN 084 994 374 Pty. Ltd.	Australia
ACN 085 239 961 Pty. Ltd. (SA1)	Australia
ACN 085 239 998 Pty. Ltd. (SA2)	Australia
ACN 103 640 393 Pty. Ltd.	Australia
Ashton Fried Chicken Pty. Ltd.	Australia
Beijing KFC Co., Ltd.	China
Beijing Pizza Hut Co., Ltd.	China
Big Sur Restaurant No. 2, LLC	Delaware
Bodden Holding Sarl	Luxembourg
Brownstone Holdings Sarl	Luxembourg
Changsha KFC Co., Ltd.	China
Chongqing KFC Co., Ltd.	China
Cyprus Caramel Restaurants Limited	Cyprus
Dalian KFC Co., Ltd.	China
Dongguan KFC Co., Ltd.	China
Ekaterinburg Caramel Restaurants LLC	Russian Federation
Finger Lickin' Chicken Limited	United Kingdom
GCTB, Inc.	Florida
GIC Holding, LLC	Vermont
Glenharney Insurance Company	Vermont
Gloucester Properties Pty. Ltd.	Australia
Hangzhou KFC Co., Ltd.	China
Inventure Restaurantes Ltda.	Brazil
Kentucky Fried Chicken (Germany) Restaurant Holdings GmbH	Germany
Kentucky Fried Chicken (Great Britain) Limited	United Kingdom
Kentucky Fried Chicken de Mexico, S. de R.L. de C.V.	Mexico

State or Country of
Name of Subsidiary	Incorporation

Kentucky Fried Chicken Global B.V.	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Chamnord SAS	France
KFC Corporation	Delaware
KFC France Societe Par Actions Simplifiee	France
KFC Holding Co.	Delaware
KFC Holdings B.V.	Netherlands
KFC U.S. Properties, Inc.	Delaware
Krasnoyarsk Caramel Restaurants LLC	Russian Federation
KRE Holdings, LLC	Delaware
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
LJS Restaurants, Inc.	Delaware
Long John Silver's, Inc.	Delaware
Multibranding Pty. Ltd.	Australia
Nanchang KFC Co., Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanning KFC Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
Norfolk Fast Foods Limited	United Kingdom
Northside Fried Chicken Pty Limited	Australia
Operadora Tlaxcor, S. de R.L. de C.V.	Mexico
Novo BL	France
Novosibirsk Caramel Restaurants	Russian Federation
Omsk Caramel Restaurants LLC	Russian Federation
PCNZ Limited	Mauritius
Perm Caramel Restaurants LLC	Russian Federation
PHP de Mexico Inmobiliaria, S. de R.L. de C.V.	Mexico
Pizza Hut (UK) Limited	United Kingdom
Pizza Hut Del Distrito, S. de R.L. de C.V.	Mexico
Pizza Hut FSR Advertising Limited	United Kingdom
Pizza Hut HSR Advertising Limited	United Kingdom
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Limited f/k/a Pizza Hut Korea Co., Ltd.	Korea, Republic of
Pizza Hut Mexicana, S de RL de CV	Mexico
Pizza Hut of America, Inc.	Delaware
Pizza Hut of North America, Inc.	Texas
Pizza Hut, Inc.	California
Pizza Hut, Ltd.	Texas
Premium Restaurant Brands, S. de R.L. de C.V.	Mexico
Qingdao KFC Co., Ltd.	China
Restaurant Holdings Limited	United Kingdom
Restaurant Holdings (UK) Limited	United Kingdom

State or Country of
Name of Subsidiary	Incorporation

Russian Caramel Restaurants LLC	Russian Federation
Samara Caramel Restaurants LLC	Russian Federation
SCI KFC Cenon	France
SEPSA S.N.C.	France
Shanghai KFC Co., Ltd.	China
Shanghai Pizza Hut Co., Ltd.	China
Shantou KFC Co., Ltd.	China
SM2RL Societe Par Actions Simplifiee	France
Societe Civile Immobiliere Duranton a/k/a SCI Duranton	France
Southern Fast Foods Limited (f/k/a Milne Fast Foods Limited)	United Kingdom
Spizza 30 Societe Par Actions Simplifee	France
Spizza Immo Sarl	France
Stealth Investments Sarl	Luxembourg
Suffolk Fast Foods Limited	United Kingdom
Sunhill Holdings Sarl	Luxembourg
Surgut Caramel Restaurants LLC	Russian Federation
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California
Taco Bell of America, Inc.	Delaware
TaiYuan KFC Co., Ltd.	China
THC I Limited	Malta
THC II Limited	Malta
THC III Limited	Malta
THC IV Limited	Malta
THC V Limited	Malta
Tianjin KFC Co., Ltd.	China
Tyumen Caramel Restaurants LLC	Russian Federation
Valleythorn Limited	United Kingdom
Wandle Investments Ltd.	Hong Kong
West End Restaurants (Holdings) Limited	United Kingdom
West End Restaurants (Investments) Limited	United Kingdom
West End Restaurants Limited	United Kingdom
Wuxi KFC Co., Ltd.	China
Xiamen KFC Co., Ltd.	China
Xinjiang KFC Co., Ltd.	China
Y.C.H. S.a.r.l.	Luxembourg
YA Company One Pty. Ltd.	Australia
YB Operadora, S. de R.L. de C.V.	Mexico
YFDM US, LLC	Delaware
YGR America, Inc.	Delaware
YGR International Limited	United Kingdom
YGR US, LLC	Delaware
YIF US, LLC	Delaware
YRI Europe S.a.r.l.	Luxembourg
Yorkshire Global Restaurants, Inc.	Maryland

State or Country of
Name of Subsidiary	Incorporation

YRI Hong Kong II Limited	Hong Kong
YRI Hong Kong IV Limited	Hong Kong
Yum Restaurants Espana, S.L.	Spain
Yum Restaurants International (Proprietary) Limited	South Africa
Yum! Restaurants International (Thailand) Co., Ltd.	Thailand
Yum Restaurants Services Group, Inc.	Delaware
Yum! Asia Franchise Pte Ltd	Singapore
Yum! Asia Holdings Pte. Ltd.	Singapore
Yum! Australia Equipment Pty. Ltd.	Australia
Yum! Australia Holdings I LLC	Delaware
Yum! Australia Holdings II LLC	Delaware
Yum! Australia Holdings III LLC	Delaware
Yum! Australia Holdings Limited	Cayman Islands
Yum! Brands Canada Management Holding Company	Nova Scotia
Yum! Brands Canada Management LP	Canada
Yum! Brands Mexico Holdings II LLC	Delaware
Yum! Food (Hangzhou) Co., Ltd.	China
Yum! Food (Shanghai) Co., Ltd.	China
Yum! Franchise de Mexico, S. de R.L.	Mexico
Yum! Franchise I LP	Canada
Yum! Franchise II LLP	United Kingdom
Yum! Franchise III Partnership	Australia
Yum! Global Investments III, LLC	Delaware
Yum! Global Investments I B.V.	Netherlands
Yum! Global Investments II B.V.	Netherlands
Yum! Holdings UK Limited	United Kingdom
Yum! International Finance Company S.a.r.l.	Luxembourg
Yum! International Participations S.a.r.l.	Luxembourg
Yum! Luxembourg Investments S.a.r.l.	Luxembourg
Yum! Mexico, S. De. R. L. de CV	Mexico
Yum! Realty Holdings, Inc.	Canada
Yum! Restaurant Holdings	United Kingdom
Yum! Restaurant Holdings (Great Britain) Limited	United Kingdom
Yum! Restaurantes do Brasil Ltda.	Brazil
Yum! Restaurants (Canada) Company	Canada
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Private Limited	India
Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Shenzhen) Co., Ltd.	China
Yum! Restaurants (UK) Limited	United Kingdom

State or Country of
Name of Subsidiary	Incorporation

Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xian) Co., Ltd.	China
Yum! Restaurants Asia Private Ltd.	Singapore
Yum! Restaurants Australia Pty Limited	Australia
Yum! Restaurants Australia Services Pty Ltd	Australia
Yum! Restaurants China Holdings Limited	Hong Kong
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants France SAS	France
Yum! Restaurants Holding, S. de R.L. de C.V.	Mexico
Yum! Restaurants International (Canada) Company	Canada
Yum! Restaurants International (MENAPAK) WLL	Bahrain
Yum! Restaurants International Holdings, Ltd.	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. KG	Germany
Yum! Restaurants International Management S.a.r.l.	Luxembourg
Yum! Restaurants International Russia LLC	Russia
Yum! Restaurants International S.a.r.l.	Luxembourg
Yum! Restaurants International Switzerland S.a.r.l.	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, S de RL de CV	Mexico
Yum! Restaurants Limited	United Kingdom
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants Mauritius Ltd.	Mauritius
Yum! Restaurants New Zealand Services Pty. Ltd	Australia
Yum! Restaurants Spolka Z Ograniczona Odpowiedziainoscia	Poland
Yum! Restaurants, S de RL de CV	Mexico
Yumsop Pty Limited	Australia
Zhengzhou KFC Co., Ltd.	China